UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_____________

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: April 6, 2007
(Date of earliest event reported)

CMALT (CITIMORTGAGE ALTERNATIVE LOAN TRUST), SERIES 2007-A2 (Issuer in Respect of the CMALT (CitiMortgage Alternative Loan Trust), Series 2007-A2 REMIC Pass-Through Certificates)
(Exact name of issuing entity as specified in its charter)

CITICORP MORTGAGE SECURITIES, INC.
(Exact name of depositor as specified in its charter)

CITIMORTGAGE, INC.
(Exact name of sponsor as specified in its charter)

New York	333-130333-18	Applied For
(State or other jurisdiction of organization of issuing entity)	(Commission File No. of Issuing Entity)	(I.R.S. Employer Identification No.)

1000 Technology Drive, O'Fallon, Missouri	63368
(Address of principal executive offices)	(Zip Code)

Depositor's Telephone Number, including area code: (636) 261-1313

Not Applicable
(Former name, former address and former fiscal year, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Current Report on Form 8-K/A is filed to amend in its entirety Exhibit 4.1, Pooling and Servicing Agreement, dated as of February 1, 2007, among Citicorp Mortgage Securities, Inc., CitiMortgage, Inc., U.S. Bank National Association, and Citibank, N.A., to the Current Report on Form 8-K filed on March 7, 2007 to correct typographical errors in such exhibit.

ITEM 9.01 Financial Statements and Exhibits

(d) Exhibits

Item 601(a) of Regulation S-K

Exhibit No.	Description

(4.1)	Pooling and Servicing Agreement, dated as of February 1, 2007, among Citicorp Mortgage Securities, Inc., CitiMortgage, Inc., U.S. Bank National Association, and Citibank, N.A.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: April 6, 2007	CITICORP MORTGAGE SECURITIES, INC. (Depositor) By: /s/ Howard Darmstadter ----------------------------- Howard Darmstadter Assistant Secretary

Index to Exhibits

Exhibit No.	Description

(4.1)	Pooling and Servicing Agreement, dated as of February 1, 2007, among Citicorp Mortgage Securities, Inc., CitiMortgage, Inc., U.S. Bank National Association, and Citibank, N.A.